UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING MAYFLOWER TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING MAYFLOWER TRUST

ING International Value Fund

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 13, 2008

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING International Value Fund (the “Fund”), a series of ING Mayflower Trust, I invite you to a special meeting of shareholders (“Special Meeting”) of the Fund scheduled for 10:00 a.m., local time, on July 15, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to approve a proposal to appoint ING Investment Management Co. (“ING IM”) as an additional sub-adviser for the Fund and the implementation of an additional sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING IM (the “Proposal”).  Appointing ING IM as an additional sub-adviser to the Fund requires the approval of the Fund’s shareholders.  The enclosed Proxy Statement provides important information with respect to this Proposal.

After careful consideration, the Board unanimously approved the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and ING IM and recommends that shareholders vote “FOR” the Proposal.  If the Proposal is approved, ING IM will begin serving as a sub-adviser to the Fund on or around July 15, 2008.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than July 14, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING MAYFLOWER TRUST

ING International Value Fund

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF ING INTERNATIONAL VALUE FUND

Scheduled for July 15, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of ING International Value Fund (the “Fund) is scheduled for July 15, 2008, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Fund’s shareholders will be asked: (1) to approve a proposal to appoint ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM (the “Proposal”), and (2) to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

Shareholders of record as of the close of business on April 17, 2008 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new Proxy Ballot, (2) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (3) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: May 13, 2008

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PROXY STATEMENT

ING MAYFLOWER TRUST

ING INTERNATIONAL VALUE FUND

May 13, 2008

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for July 15, 2008

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.     To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to ING International Value Fund (the “Fund”), a series of ING Mayflower Trust (the “Trust”), and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC (“ING Investments”) and ING IM; and

2.     To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Who is asking for my vote?

The Board of Trustees of the Trust (the “Board”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about May 13, 2008 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on April 17, 2008 (“Record Date”).  The Board is soliciting your vote for a special meeting of the Fund’s shareholders (“Special Meeting”).

Who is eligible to vote?

Shareholders of record as of the Record Date are eligible to vote their shares.  (See “How do I vote?” and “Additional Information Regarding the Proxy Solicitation” below, for a more detailed discussion of voting procedures.)

Each share of each class of the Fund is entitled to one vote.  The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date:

Class	Shares Outstanding
Class A
Class B
Class C
Class I
Class Q
Total

To the best of the Trust’s knowledge, as of April 17, 2008, (1) no person owned beneficially more than 5% of the outstanding shares of the Fund except as set out in Appendix A to this Proxy Statement; and (2) no Trustee or officer of the Fund owned beneficially more than 1% of the Fund’s outstanding shares.

What information is contained in the Proxy Statement?

The Proxy Statement provides you with information you should review before voting on the Proposal discussed above and in the Notice of Special Meeting of the Fund.  You are receiving these proxy materials – a booklet that includes the Proxy Statement and one Proxy Ballot for the Fund – because you have the right to vote on the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and ING IM.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. The Fund’s shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at 1-866-526-4094.

Who will solicit my proxy?

The Trust has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $222,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Fund’s shareholders. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative subsequently has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at
1-866-526-4094. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on July 15, 2008, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call the Customer Contact Center toll-free at 1-800-992-0180.

How can I obtain more information about the Fund?

Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. The Fund’s most recent annual shareholder report for the fiscal year ended October 31, 2007, was mailed to shareholders on or around December 31, 2007.  Copies of the Fund’s semi-annual report for the period ended April 30, 2008 will be mailed to shareholders on or around June 30, 2008.

You can obtain copies of the Fund’s prospectus, statement of additional information, semi-annual report, and annual report, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual or semi-annual reports.

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at
(800) 992-0180.  Shareholder Services is open Monday through Friday from 9:00 a.m. – 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

PROPOSAL

APPROVAL OF APPOINTMENT OF AN ADDITIONAL SUB-ADVISER AND IMPLEMENTATION OF  AN ADDITIONAL SUB-ADVISORY AGREEMENT

What is the Proposal?

The Fund’s shareholders are being asked to approve the appointment of ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, the Fund’s investment adviser, and ING IM (the “ING IM Sub-Advisory Agreement”).  At a meeting on March 27, 2008, the Board approved the appointment of ING IM as an additional sub-adviser to the Fund and the ING IM Sub-Advisory Agreement.  If approved by shareholders, the ING IM Sub-Advisory Agreement is expected to become effective on or around July 15, 2008 and will remain in full force and effect, unless otherwise terminated, through November 30, 2009.  A copy of the proposed ING IM Sub-Advisory Agreement is included as Appendix B.

Who is the Fund’s adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of December 31, 2007, ING Investments managed approximately $54 billion in registered investment company assets.

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, dated September 1, 2000, as amended (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended, on November 28, 2007.  The Investment Management Agreement was most recently approved by the Fund’s shareholders on August 18, 2000, in connection with the acquisition of Pilgrim Investments, Inc. by ING Groep N.V.(1)

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, of 1.00% of the Fund’s average daily net assets. The Fund paid $52,925,035 in annual fees (“advisory fees”) to ING Investments for the fiscal year ended October 31, 2007.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

Who is the Fund’s current sub-adviser?

Brandes Investment Partners L.P. (“Brandes), a Delaware limited partnership, has sub-advised the Fund since its inception in March 1995.  Founded in 1974, Brandes is an investment advisory firm currently with 80 investment professionals who as of December 31, 2007 managed over $111.7 billion in assets. The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92130. Pursuant to its authority under the Investment Management Agreement, ING Investments delegated to Brandes sub-advisory duties, including responsibility for the day-to-day management of the Fund, under the supervision of ING Investments. The sub-advisory agreement between ING Investments and Brandes was approved by shareholders of the Fund on August 18, 2000, in connection with the acquisition of Pilgrim Investments, Inc. by ING Groep N.V. ING Investments paid Brandes $26,462,479 in sub-advisory fees for its services to the Fund for the fiscal year ended October 31, 2007.

(1) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

Why appoint an additional sub-adviser?

As mentioned above, Brandes has sub-advised the Fund since its inception in March 1995.  In May 2002, Brandes informed Management that it had reached a limit on the amount of assets that it desired to manage using the international value strategy for the Fund.  Management informed the Board about Brandes’ capacity constraints and upon the approval of the Board, the Fund was closed to new investments.  Since that time, the Fund has experienced net cash outflows and declining assets, which management believed could threaten the economies of scale that the Fund had achieved. Management also believes that international value stocks can be a valuable part of a well-diversified investment portfolio and sought a solution that would provide additional capacity for the Fund so that it could be reopened to new investors.

Management recommended, and the Board agreed, that the prudent decision for shareholders is to add an additional sub-adviser to manage a separate portion (“sleeve”) of the Fund.  Adding a sub-adviser would not only provide the Fund with additional new capacity, but will allow the Fund to reopen beyond the point of Brandes’ capacity limit and will reduce the possibility of facing capacity issues in the future. The additional sub-adviser will operate independently from Brandes, in a separate sleeve of the Fund. Shareholders participate in the entire Fund - both sleeves - and participate in the performance obtained by the two sub-advisers that manage an international value strategy.  ING Investments will continue to retain overall management and oversight responsibility for the Fund, and the two sleeves will be viewed on a combined basis for compliance and performance purposes. If shareholders approve the appointment of ING IM as an additional sub-adviser, it is expected that the Fund will reopen to new investors on or around August 1, 2008.

Who is the sub-adviser that shareholders are required to vote on?

Founded in 1972, ING IM is registered with the SEC as an investment adviser.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. As of December 31, 2007, ING IM managed approximately $73.5 billion in assets.  The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM.

Appendix D sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which ING IM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2007.

What are the key terms of the ING IM Sub-Advisory Agreement?

A copy of the ING IM Sub-Advisory Agreement is attached at Appendix B.  The description of the ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

Under the ING IM Sub-Advisory Agreement, the fees payable to ING IM are paid by ING Investments, and not by the Fund.  Pursuant to the ING IM Sub-Advisory Agreement, ING IM acts as one of the Fund’s sub-advisers.  In this capacity, ING IM furnishes one of two sleeves of the Fund with investment advisory services in connection with a continuous investment program, and manages the Fund’s investments, as it pertains to that sleeve, in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, determines and selects the securities to be purchased for and sold from its sleeve of the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations, ING IM would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the ING IM Sub-Advisory Agreement.

The sub-advisory fee payable under the ING IM Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.  For its fee, ING IM furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the ING IM Sub-Advisory Agreement.  The sub-advisory fee to be paid to ING IM is 0.45% of the average daily net assets of the Fund managed by ING IM.

The ING IM Sub-Advisory Agreement provides that none of ING IM or any of its directors, officers, employees or agents shall be liable to ING Investments or the Trust for any loss or expense suffered by ING Investments or the Trust resulting from its acts or omissions as sub-adviser to the Fund, except for losses or expenses to ING Investments or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, ING IM’s duties under the ING IM Sub-Advisory Agreement.

The ING IM Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to ING IM and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and

ING IM; or by ING IM upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time requested by the Fund or ING Investments not to exceed 3 months beyond the initial 3 month notice period; provided, however, that ING IM may terminate the ING IM Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the ING IM Sub-Advisory Agreement or the Investment Management Agreement; and/or ING IM does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.  The ING IM Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Investment Management Agreement between the Trust and ING Investments.

Will there be any changes to the Fund’s investment strategies as a result of appointing ING IM as an additional sub-adviser to the Fund?

Yes, the implementation of the ING IM Sub-Advisory Agreement will result in a change to the Fund’s investment strategies in order to incorporate ING IM’s investment style.  The Fund’s investment objective will continue to be long-term capital appreciation.

If the proposed ING IM Sub-Advisory Agreement is approved by shareholders, ING IM will manage one sleeve of the Fund, and the investment strategies of the Fund will be as follows:

Principal Investment Strategies

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Fund holds common stocks, preferred stocks, warrants, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), as well as convertible securities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment grade government and corporate debt securities. The Fund may invest in derivative instruments, including futures, options and swaps, among others.

Under normal circumstances, the Fund will invest at least 65% of its assets in securities of companies located in a number of different countries other than the U.S., which may include countries with emerging securities markets. The Fund will typically invest, at the time of purchase, 150% of the weighting of the country or industry in the Morgan Stanley Capital International – Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Brandes and ING IM provide the day-to-day management of the Fund. The two sub-advisers act independently of each other and use their own methodology for selecting investments.

The sub-advisers may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others. The Fund also may lend portfolio securities on a short-term or long term basis, up to 33 1/3% of its assets.

Brandes

The sub-adviser applies the technique of “value investing” by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. Brandes focuses on valuation measures such as price-to-earnings or price-to- book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company’s value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth.

ING IM

ING IM employs a classic value approach to international investing by seeking out companies whose securities are trading at a discount to their intrinsic value with the potential for improving returns on capital or earnings growth. ING IM primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, ING IM focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

Management of the Fund

Brandes

Brandes’ Large Cap Investment Committee will remain jointly responsible for the day-to-day management of the sleeve of the Fund sub-advised by Brandes. The members of the Large Cap Investment Committee are listed below:

Glenn R. Carlson, CFA, Chief Executive Officer. Mr. Carlson serves as Chief Executive Officer and is a member of the firm’s Executive Committee. Mr. Carlson also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. He serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Mr. Carlson joined Brandes in 1996, has 24 years of investment experience and is a member of the Financial Analysts Society of San Diego.

Brent V. Woods, CFA, Managing Director - Investments. Mr. Woods is a member of the firm’s Executive Committee. He also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, Mr. Woods is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Mr. Woods joined Brandes in 1998 and has 12 years of investment experience. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.

Amelia Maccoun Morris, CFA, Director - Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, she contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Ms. Morris joined Brandes in 1998 and has 19 years of investment experience. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.

W. James Brown, CFA, Director - Investments. Mr. Brown is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Mr. Brown joined Brandes in 1996 and has 23 years of investment experience. Prior to joining Brandes, Mr. Brown was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm.

Keith Colestock, CFA, Director - Investments. Mr. Colestock is a senior analyst and a voting member of the Large Cap and Mid Cap Investment Committees. Mr. Colestock joined Brandes in 1995 and has 17 years of investment experience. Prior to joining Brandes, Mr. Colestock served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Mr. Colestock was an independent demographic consultant to retail real estate developers.

Brent Fredberg, Senior Analyst. Mr. Fredberg is a senior analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Mr. Fredberg joined Brandes in 1999 and has 13 years of finance and investment experience. Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller.

ING IM

Philip A. Schwartz, CFA will be responsible for the day-to-day management of the Fund’s assets allocated to ING IM.

Mr. Schwartz is a Senior Vice President and Senior Portfolio Manager. Mr. Schwartz is a Senior Portfolio Manager for the VP International Value strategy and manages ING VP International Value Portfolio. He has 21 years of investment experience. Prior to joining ING IM in 1993, he was with Cheuvreux De Virieu in Paris and New York. Earlier in his career, he held positions as a stock broker at Olde and Co. and Kidder, Peabody. Mr. Schwartz earned his B.A. and M.A. degrees in economics from Boston University.

Mr. Schwartz leads an investment team of 4 analysts, each with an average of 11 years of experience investing in international companies. Additionally, the team has access to 50 investment professionals located in ING offices in Europe, Japan and Asia. The US-based team of 10 domestic analysts is also available as a resource to the international value strategy.

The Multi-Manager Approach

If shareholders approve the appointment of ING IM as an additional sub-adviser, effective on or around July 15, 2008, ING IM will be allocated approximately $250 million of the Fund’s assets to manage. Initially, cash inflows into the Fund are more likely to be allocated to the ING IM sleeve and Fund redemptions will more likely come out of the Brandes sleeve. ING Investments may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

What are the key risks of investing in the Fund after the change in investment strategies?

The following outlines the principal risks of investing in the Fund under the revised investment strategies.  Debt securities risk and derivatives risk will be new principal risks of investing in the Fund.  You could lose money on an investment in the Fund.  The Fund may be affected by the following risks, among others:

Convertible Securities – the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Debt Securities – the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Derivatives – derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Emerging Markets – Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Foreign Investing – foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

Market Trends – from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

Other Investment Companies – the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administrative fees, and custodial fees) in addition to the expenses of the Fund.

Price Volatility – the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Value Investing – securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value- oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Inability to Sell Securities – securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending – there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

How has ING IM performed in the past managing similar accounts?

The table below is designed to show how a composite of similar accounts managed by ING IM performed over various periods in the past.  The ING IM International Value Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by ING IM for at least one month beginning July 1, 2002 that has investment objectives, policies and strategies that are substantially similar to those of the Fund. The accounts included in the Composite are a collective investment trust with assets under management of approximately $30 million and a registered mutual fund with assets under management of $500 million.

The returns for the Composite do not reflect the deduction of any sales loads which would have reduced the performance numbers and have not been modified to reflect the Fund’s fees and expenses. The accounts in the Composite do not necessarily pay the same expenses that mutual funds pay and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of ING IM. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the returns for the Composite compared with the MSCI EAFE Index and the Morningstar Foreign Large Value Category Average. This information is designed to demonstrate the historical track record of ING IM. It does not indicate how the Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

Cumulative and Annualized Total Returns

As of March 31, 2008

	YTD	1 Year	3 Year	5 Year	Since inception (July 1, 2002)
ING IM International Value Fund Composite	-9.40%	-0.29%	14.95%	20.59%	13.00%
MSCI EAFE Index(1)	-8.91%	-2.7%	13.32%	21.40%	13.47%
Morningstar Foreign Large Value Category Average	-9.10%	-4.32%	11.92%	20.65%	12.92%

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

What are the changes to the Fund’s fee structure due to the addition of ING IM as a sub-adviser?

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, of 1.00% of the Fund’s average daily net assets.

If ING IM is appointed as an additional sub-adviser to the Fund, the advisory fees payable to ING Investments by the Fund will be determined based on the fee schedule shown below (this schedule applies to all assets of the Fund):

Advisory Fee:	1.00% on the first $5 billion;
0.95% on the next $2.5 billion;
0.90% on the next $2.5 billion; and
0.85% on assets above $10 billion.

The sub-advisory fees payable by ING Investments to Brandes and ING IM under their respective sub-advisory agreements are shown in the table below.

Sub-advisory fee	Brandes Investment Sleeve	ING IM Investment Sleeve
0.50% of the Fund’s average daily net assets managed by Brandes

0.45% on the first $5 billion;
0.4275% on the next $2.5 billion;
0.4050% on the next $2.5 billion; and
0.3825% on assets above $10 billion
(as a percentage of average daily net assets managed by ING IM).

What was the process of selecting ING IM as an additional sub-adviser to the Fund?

In reviewing potential sub-advisers, Management considered a number of factors that were relevant to the addition of a new sub-adviser to the Fund.

Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration. Beyond this, ING Investments focused on each potential sub-adviser’s investment process and performance.  Given the challenges presented by Brandes’ capacity constraints, a key criterion for consideration was the ability for a new sub-adviser to provide adequate capacity to allow for future growth.  ING Investments determined that ING IM possesses the right mix of attributes to manage the Fund, and therefore recommended ING IM to the Board as an additional sub-adviser to the Fund.

The Board has established an Investment Review Committee (“Committee”) to, among other things, monitor the performance of each fund and make recommendations to the Board with respect to each fund.  In advance of the Committee’s meeting held on March 26, 2008, Management provided the Committee members with written materials in support of the proposed addition of a new sub-adviser to the Fund.  Among the materials provided to the Committee was a discussion of Management’s rationale for recommending ING IM as an additional sub-adviser, written materials provided by ING IM with respect to its proposed strategy for the Fund, including its stock selection process and sell discipline, its compliance structure and the resources it could devote to managing the Fund, and information with respect to ING IM’s performance in managing accounts in a style similar to that in which they propose to co-manage the Fund.   The Committee also considered the reputation of ING IM in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed selection of ING IM as an additional sub-adviser to the Fund.

At the March 27, 2008 Board meeting, the Board members considered the materials provided to the Committee and consequently approved the Proposal to engage ING IM to provide sub-advisory services to the Fund.  The Board also approved the ING IM Sub-Advisory Agreement.

Factors considered by the Board

At a meeting of the Board held on March 27, 2008, the Board, including a majority of the Independent Trustees, determined to appoint ING IM as an additional sub-adviser to the Fund under an additional sub-advisory agreement between ING Investments and ING IM.  In determining whether to approve the additional sub-advisory agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following:  (1) ING IM’s presentation before the International/Balanced/Fixed Income Investment Review Committee at its March 26, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its March 27, 2008 meeting that discuss management’s rationale for recommending that ING IM serve as an additional sub-adviser to the Fund; (3) responses from ING IM to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the proposed additional sub-advisory agreement with ING IM on behalf of the Fund; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the additional sub-advisory agreement with ING IM took into account several factors including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of ING IM as a manager to the similar account and the performance of the similar account managed by ING IM; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the additional sub-advisory agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (5) the fairness of the compensation under the sub-advisory agreement in light of the services to be provided by and the projected profitability of ING IM as one of the Fund’s sub-advisers; (6) the costs of the services to be provided by ING IM; (7) the sub-advisory fee payable by ING Investments to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions:  (1) ING IM should be appointed to serve as an additional sub-adviser to the Fund under the ING IM Sub-Advisory Agreement; and (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board.  Based on these conclusions and other factors, the Board voted to approve the additional sub-advisory agreement between ING Investments and ING IM for the Fund.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its March 27, 2008 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of the ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

What other entities act as service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, serves as the administrator to the Fund.  ING Funds Services receives an administrative services fee from the Fund equal to 0.10%, computed as a percentage of the Fund’s average daily net assets.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services received $6,148,846 for its services to the Fund for the fiscal year ended October 31, 2007.

ING Funds Distributor, LLC (“IFD”) is the principal underwriter and distributor of the Fund.  IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  IFD is a subsidiary of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.  IFD received $17,500,372 for its services to the Fund for the fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, the Fund paid $6,616 in brokerage commissions to affiliated broker-dealers, which constituted 0.13% of the total commissions paid during the period.

The Fund anticipates that ING Funds Services and IFD will continue to provide services to the Fund following the approval of the ING IM Sub-Advisory Agreement.

See Appendix C for a listing of the names, addresses, and the principal occupations of ING Funds Services’ and IFD’s principal executive officers.

What is the required vote?

The Fund’s shareholders must approve the Proposal for it to be effective.  The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Proposal, the Fund will continue to be sub-advised by only Brandes and remain closed to new investors, and the Board will determine what additional action, if any, should be taken.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the Proposal, the persons named as proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

April 17, 2008 has been chosen by the Board as the Record Date.  Each share of each class of the Fund on the Record Date is entitled to one vote.  The Fund’s shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders owning a majority of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, both abstentions and broker non-votes will be counted against the Proposal. In addition, any abstentions will be voted against an adjournment, while broker non-votes will be disregarded in a vote related to an adjournment.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who pays for this proxy solicitation?

ING Investments will bear the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the shareholder meeting.

Can shareholders submit proposals for consideration in a proxy statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.

Secretary

May 13, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Fund

As of April 17, 2008

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

*                 Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF

SUB-ADVISORY AGREEMENT

AGREEMENT made this          day of                      200     between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Mayflower Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 1, 2000 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(f)            With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to promptly make available to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.  Non-Exclusivity.  The services of the Subadviser to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Subadviser may not consult with any other subadviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor subadvisers of the Fund in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2009.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Mayflower Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Co.

10 State House Square

Hartford, CT  06103-3602

Attention:  Michael Gioffre

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Title

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets managed by ING IM)

ING International Value Fund	0.45% on the first $5 billion;
0.4275% on the next $2.5 billion;
0.4050% on the next $2.5 billion; and
0.3825% on assets above $10 billion.

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APPENDIX C

Principal Executive Officers of ING Mayflower Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Todd Modic – Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Kimberly A. Anderson – Senior Vice President

Robert Terris – Senior Vice President

Robyn L. Ichilov – Vice President and Treasurer

William Evans – Vice President

Lauren D. Bensigner – Vice President

Maria M. Anderson – Vice President

Denise Lewis – Vice President

Kimberly K. Palmer – Vice President

Susan P. Kinens – Assistant Vice President

Huey P. Falgout, Jr. – Secretary

Theresa K. Kelety – Assistant Secretary

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. – Secretary

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Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York  10169

Name and Title

Robert G. Leary – President and Chief Executive Officer

Rick A. Nelson – Chief Information Officer

Jeffrey T. Becker – Chief Financial Officer and Chief Operating Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Executive Vice President

Gerald T. Lins – General Counsel

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Mark Spina – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – VP and Controller, CFO, Financial and Operations Principal

Huey P. Falgout, Jr. – Secretary

Principal Executive Officers of ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President, CFO and Treasurer

Huey P. Falgout, Jr. – Vice President and Secretary

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APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING INVESTMENT MANAGEMENT CO. (“ING IM”)

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which ING IM acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2007.

Fund	Annual Compensation (as a percentage of average daily net assets)	Net Assets
		(in millions)
ING VP International Value Portfolio	0.45% of the Portfolio’s average daily net assets	$532.7

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3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-xxx-xxxx and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING MAYFLOWER TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING International Value Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on July 15, 2008 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.